UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2012

CUBIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8931	95-1678055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9333 Balboa Avenue San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 277-6780

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(e)  Compensatory Arrangements of Certain Officers

On February 28, 2012 Registrant’s Compensation Committee updated a one year bonus plan for fiscal year 2012 for certain senior executives of Registrant.  The principal executive officer, principal financial officer and other named executive officers of Registrant will be entitled to a fiscal year 2012 bonus if the financial performance of Registrant meets selected goals with relationship to sales, earnings before interest, taxes, depreciation and amortization (EBITDA), return on net assets and earnings per share.  Each of the goals (except for return on net assets which does not change) is in excess of Registrant’s goals in those categories for fiscal year 2011.  The principal executive officer’s target percentage will be 60% of salary and all other executive officers will have a target of 50% of salary, which is the same as in fiscal year 2011. There will be a floor of 10% of salary and a ceiling of one and one-half times the target. The amounts paid in fiscal year 2011 are shown in the 2012 Proxy Statement compensation analysis, but an exact amount for fiscal year 2012 cannot be determined at this time.  The Company expects to adopt a similar bonus program for future fiscal years, which will reward achievement at specified levels of financial performance and will contain target bonuses consistent with those disclosed above. Such financial performance will be measured against the corporate performance criteria discussed above.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on February 28, 2012.  Matters voted upon were (1) election of directors, (2) ratification of the Board’s selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2012, and (3) Advisory Vote on Executive Compensation.

The final vote results are as follows:

1.  Election of Directors

Director	For	Against	Withheld	Broker Non-Votes
Walter J. Zable	22,666,365	—	395,092	2,587,289
Walter C. Zable	22,779,791	—	281,666	2,587,289
Bruce G. Blakley	22,966,531	—	94,926	2,587,289
William W. Boyle	20,922,643	—	2,138,814	2,587,289
Edwin A. Guiles	22,965,866	—	95,591	2,587,289
Robert S. Sullivan	22,939,889	—	121,568	2,587,289
John H. Warner, Jr.	22,945,840	—	115,617	2,587,289

2. Ratification of Independent Auditors

For	Against	Abstain	Broker Non-Votes

25,537,368	103,553	7,825	0

3. Approval of Executive compensation Vote (non-binding)

For	Against	Abstain	Broker Non-Votes

22,916,890	115,069	29,498	2,587,289

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2012	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Vice President, General Counsel & Secretary